Exhibit 10.10


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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                                  MEDICON, INC.

                               J.H. WHITNEY & CO.,

                         WHITNEY 1990 EQUITY FUND, L.P.,

                      WHITNEY SUBORDINATED DEBT FUND, L.P.,

                     CHEMICAL VENTURE CAPITAL ASSOCIATES, A
                         CALIFORNIA LIMITED PARTNERSHIP

                                 ALAN P. MINTZ,

                              LAWRENCE RUBINSTEIN,

                                   JOHN ADAMS,

                                  NANCIE BLATT,

                                   ALAN SPIRO,

                                SHELDON GULINSON

                                       and

                                JAMES E. ZECHMAN



                       ___________________________________


                          Dated as of November 3, 1994

                       __________________________________





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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

1.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.   Securities Subject to this Agreement . . . . . . . . . . . . . . . . .    4
     (a)  Registrable Securities  . . . . . . . . . . . . . . . . . . . . .    4
     (b)  Holders of Registrable Securities . . . . . . . . . . . . . . . .    4

3.   Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . .    4
     (a)  Request for Demand Registration . . . . . . . . . . . . . . . . .    4
     (b)  Effective Demand Registration . . . . . . . . . . . . . . . . . .    5
     (c)  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     (d)  Underwriting Procedures . . . . . . . . . . . . . . . . . . . . .    5
     (e)  Selection of Underwriters . . . . . . . . . . . . . . . . . . . .    6

4.   Piggy-Back Registration  . . . . . . . . . . . . . . . . . . . . . . .    6
     (a)  Piggy-Back Rights . . . . . . . . . . . . . . . . . . . . . . . .    6
     (b)  Priority of Registrations . . . . . . . . . . . . . . . . . . . .    7
     (c)  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

5.   Holdback Agreements  . . . . . . . . . . . . . . . . . . . . . . . . .    7
     (a)  Restrictions on Public Sale by Holders  . . . . . . . . . . . . .    7
     (b)  Restrictions on Public Sale by the Company  . . . . . . . . . . .    7

6.   Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . .    8
     (a)  Obligations of the Company  . . . . . . . . . . . . . . . . . . .    8
     (b)  Seller Information  . . . . . . . . . . . . . . . . . . . . . . .   11
     (c)  Notice to Discontinue . . . . . . . . . . . . . . . . . . . . . .   11
     (d)  Sale to Underwriter . . . . . . . . . . . . . . . . . . . . . . .   11

7.   Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . .   12

8.   Indemnification; Contribution  . . . . . . . . . . . . . . . . . . . .   12
     (a)  Indemnification by the Company  . . . . . . . . . . . . . . . . .   12
     (b)  Indemnification by Holders  . . . . . . . . . . . . . . . . . . .   13
     (c)  Conduct of Indemnification Proceedings  . . . . . . . . . . . . .   13
     (d)  Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . .   14

9.   Rule 144; Other Exemptions . . . . . . . . . . . . . . . . . . . . . .   15

10.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     (a)  Recapitalizations, Exchanges, etc . . . . . . . . . . . . . . . .   15
     (b)  No Inconsistent Agreements; Other Registration Rights . . . . . .   15
     (c)  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     (d)  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . .   16
     (e)  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     (f)  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . .   17
     (g)  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     (h)  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     (i)  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     (j)  Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     (k)  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .   18


                                          i
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                                                                            Page
                                                                            ----


     (l)  Rules of Construction . . . . . . . . . . . . . . . . . . . . . .   18
     (m)  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . .   18
     (n)  Further Assurances  . . . . . . . . . . . . . . . . . . . . . . .   19

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of November 3, 1994, among MEDICON, INC., an Illinois corporation (the "Company"), J.H. WHITNEY & CO., a
                                             -------
New York limited partnership ("Whitney"), WHITNEY 1990 EQUITY FUND, L.P., a
                               -------
Delaware limited partnership ("Whitney Equity Fund"), WHITNEY SUBORDINATED DEBT
                               -------------------
FUND, L.P., a Delaware limited partnership ("Whitney Debt Fund"), CHEMICAL
                                             -----------------
VENTURE CAPITAL ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP ("CVCA"), ALAN P.
                                                               ----
MINTZ ("Mintz"), LAWRENCE RUBINSTEIN ("Rubinstein"), JOHN ADAMS ("Adams"),
        -----                          ----------                 -----
NANCIE BLATT ("Blatt"), ALAN SPIRO ("Spiro"), SHELDON GULINSON ("Gulinson") and
               -----                 -----                       --------
JAMES E. ZECHMAN ("Zechman," and collectively with Mintz, Rubinstein, Adams,
                   -------
Blatt, Spiro and Gulinson, the "Management Stockholders").
                                -----------------------

          This Agreement is made in connection with (i) the Stock Purchase Agreement, dated as of the date hereof, among the Company, Whitney, Whitney Equity Fund, CVCA, Mintz, Adams, Rubinstein, Spiro, Blatt and Gulinson, relating to the acquisition by Whitney, Whitney Equity Fund and CVCA of an aggregate of 1,262,000 shares of Series A Convertible Preferred Stock, no par value, of the Company (the "Series A Preferred Stock"), and 427,328 shares of Class B Common
              ------------------------
Stock, no par value, of the Company (the "Class B Common Stock") for an
                                          --------------------
aggregate purchase price of $30,000,000.00 (subject to adjustment) and (ii) the Subordinated Note and Stock Purchase Agreement, dated as of the date hereof, among the Company, Whitney Debt Fund, CVCA, Mintz, Adams, Rubinstein, Spiro, Blatt and Gulinson, relating to the acquisition by Whitney Debt Fund and CVCA of $10,000,000.00 aggregate principal amount senior subordinated promissory notes (the "Senior Subordinated Notes") and an aggregate of 123,156 shares of Class A
      -------------------------
Common Stock, no par value, of the Company (the "Class A Common Stock").  In
                                                 --------------------
order to induce Whitney, Whitney Equity Fund and CVCA to acquire the Series A Preferred Stock, to induce Whitney Debt Fund and CVCA to purchase the Senior Subordinated Notes and Class A Common Stock, and to induce the Management Stockholders to terminate their existing stockholders agreement which provided for registration rights in certain circumstances, the Company has agreed to provide registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

          The parties hereby agree as follows:

          1.   Definitions.  As used in this Agreement, and unless the context
               -----------
requires a different meaning, the following terms have the meanings indicated:

               "Act" means the Securities Act of 1933, as amended, and the rules
                ---
and regulations of the SEC promulgated hereunder.




























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                                                                        2



               "Approved Underwriter" has the meaning assigned such term in
                --------------------
Section 3(e).

               "Approved Underwriter Amount" has the meaning assigned such term
                ---------------------------
in Section 3(d).

               "Business Day" means any day other than a Saturday, Sunday or
                ------------
other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

               "Class A Common Stock" has the meaning assigned such term in the
                --------------------
second paragraph of this Agreement.

               "Class B Common Stock" has the meaning assigned such term in the
                --------------------
second paragraph of this Agreement.

               "Company Underwriter" has the meaning assigned such term in
                -------------------
Section 4(a).

               "Demand Registration" has the meaning assigned such term in
                -------------------
Section 3(a).

               "Designated Holder" means Whitney, Whitney Equity Fund, CVCA and
                -----------------
any of their respective transferees to whom Registrable Securities have been transferred other than the transferee to whom such securities have been transferred pursuant to a registration statement under the Act or Rule 144 under the Act.
               "Exchange Act" means the Securities and Exchange Act of 1934, as
                ------------
amended, and the rules and regulations of the SEC thereunder.

               "Holder" has the meaning assigned such term in Section 2(b).
                ------

               "Holders' Counsel" means (a) with respect to any Demand
                ----------------
Registration that has been requested pursuant to Section 3, counsel selected by the Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders being registered in such registration, and (b) with respect to a request for registration of Registrable Securities pursuant to Sec-tion 4, counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration.

               "Indemnified Party" has the meaning assigned such term in
                -----------------
Section 8(c).

               "Indemnifying Party" has the meaning assigned such term in
                ------------------
Section 8(c).

               "Initial Public Offering" shall mean the sale in an underwritten
                -----------------------
offering by the Company of its capital stock pursuant to a registration statement on Form S-1 or otherwise under the Act.

               "Initiating Holders" has the meaning assigned to such term in
                ------------------
Section 3(a).

               "Inspector" has the meaning assigned such term in
                ---------
Section 6(a)(viii).

               "Management Stockholders" has the meaning assigned such term in
                -----------------------
the first paragraph of this Agreement.

               "NASD" has the meaning assigned such term in Section 6(a)(xv).
                ----

               "Person" means any individual, firm, corporation, partnership,
                ------
trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

               "Registrable Securities" means, subject to Section 2(a), any
                ----------------------
shares of Class A Common Stock held of record from time to time by any of the parties hereto (including, without limitation, any shares of Class A Common Stock issued or issuable upon conversion of or in exchange for shares of the Series A Preferred Stock or the Class B Common Stock).

               "Registration Expenses" has the meaning assigned such term in
                ---------------------
Section 7.

               "SEC" means the Securities and Exchange Commission.
                ---

               "Senior Subordinated Notes" has the meaning assigned such term in
                -------------------------
the second paragraph of this Agreement.

               "Series A Preferred Stock" has the meaning assigned such term in
                ------------------------
the second paragraph of this Agreement.

               "Shares" means the Class A Common Stock, the Class B Common
                ------
Stock, the Series A Preferred Stock, any class of common stock of the Company authorized after the date of this Agreement, or any other class of stock resulting from successive changes or reclassifications of the Shares.

               "Total Securities" has the meaning assigned such term in
                ----------------
Section 4(a).

               "Underwriters" has the meaning assigned such term in
                ------------
Section 6(d).
































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                                                                        4



          2.   Securities Subject to this Agreement.
               ------------------------------------

               (a)  Registrable Securities.  For the purposes of this Agreement,
                    ----------------------
Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) the entire amount of Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may, be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Act.

               (b)  Holders of Registrable Securities.  A Person is deemed to be
                    ---------------------------------
a holder of Registrable Securities (a "Holder") whenever such Person (i) is a
                                       ------
party to this Agreement (or a permitted transferee thereof) and (ii) owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase or conversion has actually been effected and disre-garding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

          3.   Demand Registration.
               -------------------

               (a)  Request for Demand Registration.  At any time after 18
                    -------------------------------
months from the date of the execution of this Agreement, the Designated Holders holding at least 25% of the Registrable Securities held by all of the Designated Holders (the "Initiating Holders") may request the registration of Registrable
              ------------------
Securities under the Act, and under the securities or blue sky laws of any jurisdiction designated by such holder or holders (each such registration under this Section 3(a) that satisfies the requirements set forth in Section 3(b) is referred to herein as a "Demand Registration"). Notwithstanding the foregoing,
                         -------------------
(i) the Company will not be required to effect a Demand Registration within the period beginning on the effective date of a registration statement filed by the Company on its behalf and ending on the expiration of any lock-up period reasonably required by the underwriters, if any, in connection therewith,
(ii) in no event shall the Company be required to effect more than four Demand Registrations and (iii) in no event shall the Company be required to effect a registration pursuant to this Section 3 within the six-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 3(b)) of a registration statement filed pursuant to this Section 3(a). For purposes of clause (ii) of the preceding































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                                                                        5


sentence, two or more registrations filed in response to one demand shall be counted as one registration statement. Each such request for a Demand Registration by the Initiating Holders in respect thereof shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired.
Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within fifteen (15) days after the receipt of such request, the Company shall give written notice thereof to all other Designated Holders and include in such registration all Registrable Securities held by a Designated Holder from whom the Company has received a written request for inclusion therein within twenty (20) days after delivery of the foregoing notice, which date shall be no later than ten (10) days prior to the filing of the registration statement. Each such request will also specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Unless the Initiating Holders holding the majority of the Registerable Securities held by all Initiating Holders to be included in a requested Demand Registration consent in writing, (i) no other party, including the Company (but not including any other Designated Holder), shall be permitted to offer securities under any such Demand Registration.

               (b)  Effective Demand Registration.  The Company shall use its
                    -----------------------------
best efforts to cause any such Demand Registration to become effective not later than ninety (90) days after it receives a request under Section 3(a); provided,
                                                                      --------
however, that with respect to a Demand Registration that is an Initial Public
- -------
Offering, the Company shall use its best efforts to cause such Demand Registration to become effective not less than 150 days after it receives a request under Section 3(a).

               (c)  Expenses.  In any registration initiated as a Demand
                    --------
Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such requested Demand Registration becomes effective, except that after the first three Demand Registrations become effective in accordance with Section 3(b), the Company will no longer be obligated to pay the Registration Expenses for any additional registrations initiated as Demand Registrations.

               (d)  Underwriting Procedures.  If the Initiating Holders holding
                    -----------------------
a majority of the Registrable Securities held by all Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such requested Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(e). In such event, if the Approved Underwriter advises the Company in writing that, in its opinion, the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such effect on the success of such offering (the "Approved Underwriter Amount"), and each Designated Holder shall be entitled to
 ---------------------------
have included in such registration Registrable Securities equal to its pro rata portion of the Approved Underwriter Amount, as based on the amounts of Registrable Securities owned by each such Designated Holder.

               (e)  Selection of Underwriters.  If any requested Demand
                    -------------------------
Registration is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders to be included in the requested Demand Registration shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"). Notwithstanding the
                                  --------------------
foregoing, however, in any Demand Registration that is an Initial Public Offering, the Approved Underwriter so selected shall be subject to the approval of the Company, such approval not to be unreasonably withheld.

          4.   Piggy-Back Registration.
               -----------------------

               (a)  Piggy-Back Rights.  If the Company proposes to file a
                    -----------------
registration statement under the Act with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 (or any successor form thereto) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders at least thirty (30) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request within seven
(7) days after delivery of the foregoing notice. The Company shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of an underwritten offering proposed by the Company (the "Company Underwriter") to permit the
                                       -------------------
Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Holders of Registrable Securities that the total amount of securities which they and the Company intend to include in such offering (the "Total Securities") is
                                                         ----------------
sufficiently large so as to have a material adverse effect on the distribution of the Total Securities, then the securities proposed to be included in such registration by all Holders (other than Designated Holders) shall be reduced pro rata based on the amounts of Registrable

Securities owned by such Holders to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, and if the amount of Total Securities is still sufficiently large so as to prevent the Company from effecting a successful offering of the Total Securities, then the securities to be included for the account of the Designated Holders shall be reduced pro rata based on the amounts of Registrable Securities owned by such Designated Holders to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter.

               (b)  Priority of Registrations.  If the Company proposes to
                    -------------------------
register securities pursuant to Section 4(a) hereof on the same day that the Designated Holders request a registration pursuant to Section 3(a) hereof, then the Demand Registration requested pursuant to Section 3(a) hereof shall be given priority.

               (c)  Expenses.  The Company shall bear all Registration Expenses
                    --------
in connection with any registration pursuant to this Section 4.

          5.   Holdback Agreements.
               -------------------

               (a)  Restrictions on Public Sale by Holders.  To the extent not
                    --------------------------------------
inconsistent with applicable law, (i) each Holder agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during the seven (7) days prior to, and during the 180-day period beginning on, the effective date of such Demand Registration or Piggy-Back Registration or other underwritten offering (except as part of such registration), if and to the extent requested by any other Holder, in the case of a non-underwritten public offering, or if and to the extent requested by the Company Underwriter, in the case of an underwritten public offering and (ii) unless the prior written consent of Whitney and CVCA is obtained, Mintz, Adams and Rubinstein agree not to effect any public sale or distribution, other than pursuant to a registration statement filed under the Act, of any Registrable Securities of any securities convertible into or exchangeable or exercisable for such Registrable Securities during the two years following the effective date of an Initial Public Offering, including a sale pursuant to Rule 144 under the Act.

               (b)  Restrictions on Public Sale by the Company.  The Company
                    ------------------------------------------
agrees not to effect any public sale or distribution of any of its securities for its own account (except pursuant to registrations on Form S-4 or S-8 (or any successor form thereto) under the Act) during the ninety (90) day period beginning on the later of (i) the effective date of any registration statement in which the Holders are participating and (ii) the commencement of a public distribution of Registrable Securities pursuant to such registration statement.

































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                                                                        8



          6.   Registration Procedures.
               -----------------------

               (a)  Obligations of the Company.  Whenever registration of
                    --------------------------
Registrable Securities has been requested pursuant to Section 3 or 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                    (i) prepare and file with the SEC (in any event not later than sixty (60) Business Days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form for which the Company then qualifies, which counsel for the Company and Holders' Counsel shall deem appropriate and which shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before
                                            --------  -------
filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide Holders' Counsel and any other Inspector with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify Holders' Counsel and each seller of Registrable Securities pursuant to such registration statement of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                    (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 270 days (or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold, but not before the expiration of the applicable period referred to in
Section 4(3) of the Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                    (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                    (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not
                                 --------  -------
be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv),
(B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

                    (v) use its best efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

                    (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each such seller a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                    (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or
4) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                    (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and, collectively, the "Inspectors"), all
                       ---------                          ----------
financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the "Records") as shall be reasonably necessary to enable them to
                    -------
exercise their due diligence responsibility, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement.

                    (ix) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as Holders' Counsel or the managing underwriter reasonably request;

                    (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and as are customarily included in such opinions;

                    (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
Section 11(a) of the Act;

                    (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or on which the Initiating Holders reasonably request that such Registrable Securities be listed, subject to the satisfaction of the applicable listing requirements of each such exchange;

                    (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 3 or 4 hereunder;

                    (xiv) provide officers' certificates and other customary closing documents;

                    (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and
 ----

                    (xvi) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

               (b)  Seller Information.  The Company may require each seller of
                    ------------------
Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Seller and the distribution of such securities as the Company may from time to time reasonably request in writing, and in the case of an underwritten offering, such Seller shall agree to sell its Registrable Securities to the Underwriters in such offering.

               (c)  Notice to Discontinue.  Each Holder agrees that, upon
                    ---------------------
receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

               (d)  Sale to Underwriter.  Subject to the limitations on
                    -------------------
inclusion of Registrable Securities in a registration under Sections 3(d) and 4(a), in lieu of converting any shares of Series A Preferred Stock or Class B Common Stock into Registrable Securities to be included in a registration under
Section 3 or 4 prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant thereto, the holder of such
Series A Preferred Stock or Class B Common Stock may sell such Series A Preferred Stock or Class B Common Stock to the Approved Underwriter or the Company Underwriter, as the case may be, and any other underwriters of the offering being registered (collectively, the Approved Underwriter or Company Underwriter, as the case may be, and such other underwriters, the "Underwriters") if the Underwriters consent thereto and
                         ------------
if the Underwriters undertake to convert such shares of Series A Preferred Stock or Class B Common Stock into Registrable Securities before making any distribution pursuant to such registration statement and to include such Registrable Securities among the Registrable Securities being offered pursuant to such registration statement. Assuming timely delivery by the Holder of the Series A Preferred Stock certificates or Class B Common Stock certificates to or for the account of the Underwriters, the Company agrees to cause the relevant Registrable Securities to be issued so as to permit the Underwriters to make and complete the distribution (including the distribution of such Registrable Securities) contemplated by the underwriting.

          7.   Registration Expenses.  The Company shall pay all expenses (other
               ---------------------
than (i) underwriting discounts and commissions and (ii) the fees, charges and expenses of any Inspector) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (a) SEC, stock exchange and NASD registration and filing fees, (b) all fees and expenses incurred in complying with securities or blue sky laws (including, without limitation, reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses and (d) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (includ-ing, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) in connection with any requested Demand Registration or piggy-back registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective. In connection with each registration hereunder, the Company shall reimburse the Holders of Regis-trable Securities being registered in such registration for the reasonable fees, charges and disbursements of not more than one Holders' Counsel. All of the expenses described in this Section 7 are referred to in this Agreement as "Registration Expenses." Notwithstanding the foregoing provisions of this
 ---------------------
Section 7, the Company's obligation to pay Registration Expenses shall be limited as provided in Section 3(c).

          8.   Indemnification; Contribution.
               -----------------------------

               (a)  Indemnification by the Company.  The Company agrees to
                    ------------------------------
indemnify and hold harmless each Holder, its directors, officers, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, to the extent permitted by law, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel) or other liabilities resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees, and each Person who controls any such underwriter (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

               (b)  Indemnification by Holders.  In connection with any
                    --------------------------
registration in which a Holder is participating pursuant to Section 3 or 4 hereof, each such Holder shall furnish to the Company in writing such informa-tion with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any registration statement or prospectus to be used in connection with such registration and each Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls (within the meaning of the Act and the Exchange Act) the Company or such underwriter to the same extent as the foregoing indemnity from the Company to the Holders (subject to the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder expressly for use therein; provided, however, that the liability of any Holder
                           --------  -------
under this Section 8(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability.

               (c)  Conduct of Indemnification Proceedings.  Any Person entitled
                    --------------------------------------
to indemnification hereunder (the "Indemnified Party") agrees to give prompt
                                   -----------------
written notice to the indemnifying party (the "Indemnifying Party") after the
                                               ------------------
receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that, the failure so to notify the
                            --------  ----
Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. The rights accorded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

               (d)  Contribution.  If the indemnification provided for in
                    ------------
Section 8(a) from the Indemnifying Party is unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, expenses or other liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution pursuant to this Section 8(d).

          9.   Rule 144; Other Exemptions.  The Company covenants that it shall
               --------------------------
file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A under the Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Act, as such rules may be amended from time to time, or (b) any other rules or regulations now existing or hereafter adopted by the SEC. The Company shall, upon the request of any Holder, deliver to such Holder a written statement as to whether the Company has complied with such requirements.

          10.  Miscellaneous.
               -------------

               (a)  Recapitalizations, Exchanges, etc.  The provisions of this
                    ---------------------------------
Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

               (b)  No Inconsistent Agreements; Other Registration Rights.  The
                    -----------------------------------------------------
Company shall not enter into any agreement with respect to its securities that is inconsistent with or adversely affects the rights granted to the Holders in this Agreement. The Company shall not grant any other Person registration rights without the written consent of the Designated Holders holding at least a majority of the Registrable Securities held by all of the Designated Holders.
If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities and such rights are provided on terms or conditions more favorable to such holder than the terms and conditions applicable to the Designated Holders herein, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Designated Holders under this Agreement.

               (c)  Remedies.  The Holders, in addition to being entitled to
                    --------
exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

               (d)  Amendments and Waivers.  Except as otherwise provided
                    ----------------------
herein, the provisions of this Agreement may not be amended, modified or supple-mented, and waivers or consents to departures from the provisions of such section may not be given unless the Company has obtained the prior written consent of (i) the Designated Holders holding at least a majority of the Registrable Securities held by all of the Designated Holders and (ii) the Holders holding at least a majority of the Registrable Securities.

               (e)  Notices.  All notices, demands and other communications
                    -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

               (i)  if to Whitney or Whitney Equity Fund:

                    J.H. Whitney & Co.
                    177 Broad Street
                    Stamford, Connecticut 06901
                    Telecopier No.:  (203) 973-1422
                    Attention:  Jeffrey R. Jay, M.D.

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Telecopier No.:  (212) 757-3990
                    Attention:  Toby S. Myerson, Esq.

              (ii)  if to CVCA:

                    Chemical Venture Capital Associates, L.P.
                    c/o Chemical Venture Partners
                    270 Park Avenue
                    New York, New York 10017-2070
                    Telecopier No.: (212) 270-2327
                    Attention:  Mitchell J. Blutt, M.D.
                                Damion E. Wicker, M.D.

                    with a copy to:

                    O'Sullivan Graev & Karabell
                    30 Rockefeller Plaza
                    41st Floor
                    New York, New York 10012
                    Telecopier No.: (212) 408-2420
                    Attention:  John Suydam, Esq.


             (iii)  if to the Company:

                    Medicon, Inc.
                    40 Skokie Boulevard
                    Northbook, Illinois  60062-1618
                    Telecopier No.:  (708) 559-6900
                    Attention:  Lawrence Rubinstein, Esq.

               with a copy to:

                    Katten Muchin & Zavis
                    525 West Monroe Street
                    Suite 1600
                    Chicago, Illinois  60661-3693
                    Telecopier No.:  (312) 902-1061
                    Attention:  Herbert S. Wander, Esq.


              (iv) if to any Holder, to its, his or her address as it appears on the record books of the Company.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

               (f)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of the parties hereto; provided, however, that the registration rights and the other obligations of the
- --------  -------
Company contained in this Agreement shall, with respect to any Registrable Security, be automatically transferred from a Holder to any subsequent holder of such Registrable Security (including any pledgee). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

               (g)  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h)  Headings.  The headings in this Agreement are for
                    --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i)  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

               (j)  Jurisdiction.  Each party to this Agreement hereby
                    ------------
irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10(e), such service to become effective 10 days after such mailing.

               (k)  Severability.  If any one or more of the provisions
                    ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

               (l)  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

               (m)  Entire Agreement.  This Agreement is intended by the parties
                    ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (n)  Further Assurances.  Each of the parties shall execute such
                    ------------------
documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                         MEDICON, INC.


                         By /s/ John E. Adams
                           ----------------------------
                            Name:  John E. Adams
                            Title: EVP & COO


                         J.H. WHITNEY & CO.


                         By  /s/ Jeffrey R. Jay
                            ---------------------------
                            Name:  Jeffrey R. Jay
                            A General Partner


                         WHITNEY 1990 EQUITY FUND, L.P.


                         By  /s/ Jeffrey R. Jay
                            ---------------------------
                            Name:  Jeffrey R. Jay
                            A General Partner


                         WHITNEY SUBORDINATED DEBT FUND, L.P.


                         By  /s/ Jeffrey R. Jay
                            ---------------------------
                            Name:  Jeffrey R. Jay
                            A General Partner


                         CHEMICAL VENTURE CAPITAL ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP


                         By: CHEMICAL VENTURE PARTNERS,
                             Its General Partner


                         By  /s/ Mitchell J. Blutt
                            ---------------------------
                            Name:  Mitchell J. Blutt, M.D.
                                   Executive Partner

                         _____________________________________
                                   Alan P. Mintz


                         ____________________________________
                                   Lawrence Rubinstein

                         MEDICON, INC.


                         By
                           ----------------------------
                            Name:
                            Title:


                         J.H. WHITNEY & CO.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         WHITNEY 1990 EQUITY FUND, L.P.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         WHITNEY SUBORDINATED DEBT FUND, L.P.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         CHEMICAL VENTURE CAPITAL ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP


                         By: CHEMICAL VENTURE PARTNERS,
                             Its General Partner


                         By
                            ---------------------------
                            Name:


                             /s/ Alan  P. Mintz
                            ---------------------------
                                   Alan P. Mintz


                         ____________________________________
                                   Lawrence Rubinstein

                         MEDICON, INC.


                         By
                           ----------------------------
                            Name:
                            Title:


                         J.H. WHITNEY & CO.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         WHITNEY 1990 EQUITY FUND, L.P.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         WHITNEY SUBORDINATED DEBT FUND, L.P.


                         By
                            ---------------------------
                            Name:
                            A General Partner


                         CHEMICAL VENTURE CAPITAL ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP


                         By: CHEMICAL VENTURE PARTNERS,
                             Its General Partner


                         By
                            ---------------------------
                            Name:



                            ---------------------------
                                   Alan P. Mintz


                             /s/ Lawrence Rubinstein
                            ---------------------------
                                   Lawrence Rubinstein

                                   /s/ John Adam
                         ------------------------------------
                                   John Adams


                         ____________________________________
                                   Nancie Blatt


                         ____________________________________
                                   Alan Spiro


                         ____________________________________
                                   Sheldon Gulinson


                         ____________________________________
                                   James E. Zechman

                         ------------------------------------
                                   John Adams


                                  /s/ Nancie Blatt
                         ------------------------------------
                                   Nancie Blatt


                         ____________________________________
                                   Alan Spiro


                         ____________________________________
                                   Sheldon Gulinson


                         ____________________________________
                                   James E. Zechman

                         ____________________________________
                                   John Adams


                         ____________________________________
                                   Nancie Blatt


                                   /s/ Alan Spiro
                         ------------------------------------
                                   Alan Spiro


                         ____________________________________
                                   Sheldon Gulinson


                         ____________________________________
                                   James E. Zechman

                         ____________________________________
                                   John Adams


                         ____________________________________
                                   Nancie Blatt


                         ____________________________________
                                   Alan Spiro


                                     /s/ Sheldon Gulinson
                         ------------------------------------
                                   Sheldon Gulinson


                         ____________________________________
                                   James E. Zechman

                         ____________________________________
                                   John Adams


                         ____________________________________
                                   Nancie Blatt


                         ____________________________________
                                   Alan Spiro


                         ____________________________________
                                   Sheldon Gulinson


                                  /s/ James E. Zechman
                         ------------------------------------
                                   James E. Zechman